EX-99.B(a)ificertcorr

CERTIFICATE OF CORRECTION
TO
ARTICLES SUPPLEMENTARY
TO
ARTICLES OF INCORPORATION
OF
IVY FUNDS, INC.

Pursuant to the provisions of Section 1-207 of the Corporations and Associations Article, Annotated Code of Maryland, the undersigned executes the following Certificate of Correction.

The Articles Supplementary to Articles of Incorporation were filed with the Department of Assessments and Taxation on November 29, 2006, and that said document requires correction as permitted under the provisions of Section 1-207 of the Corporations and Associations Article, Annotated Code of Maryland, the undersigned executes the following Certificate of Correction.

The document to be corrected reads as follows:

         Ivy Funds, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Maryland, having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter referred to as the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, at a meeting held on November 29, 2006, adopted resolutions authorizing the reallocation of shares of the capital stock of the Corporation.

         SECOND: The capital stock of the Corporation is divided into series and classes and there are no changes in the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as shares of capital stock as set forth in the Corporation's Articles of Incorporation.

         THIRD: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors has heretofore duly designated, in accordance with Maryland General Corporation Law, the aggregate number of shares of capital stock which the Corporation is authorized to issue at Six Billion (6,000,000,000) shares of capital stock (par value $0.01 per share), amounting in the aggregate to a par value of Sixty Million Dollars ($60,000,000). Such shares have heretofore been classified by the Board of Directors among the series of the Corporation as follows:

Asset Strategy Fund Class A Shares	200,000,000 shares
Asset Strategy Fund Class B Shares	50,000,000 shares
Asset Strategy Fund Class C Shares	200,000,000 shares
Asset Strategy Fund Class Y Shares	50,000,000 shares
Capital Appreciation Fund Class A Shares	50,000,000 shares
Capital Appreciation Fund Class B Shares	50,000,000 shares
Capital Appreciation Fund Class C Shares	150,000,000 shares
Capital Appreciation Fund Class Y Shares	50,000,000 shares
Core Equity Fund Class A Shares	100,000,000 shares
Core Equity Fund Class B Shares	50,000,000 shares
Core Equity Fund Class C Shares	200,000,000 shares
Core Equity Fund Class Y Shares	50,000,000 shares
Energy Fund Class A Shares	100,000,000 shares
Energy Fund Class B Shares	50,000,000 shares
Energy Fund Class C Shares	50,000,000 shares
Energy Fund Class Y Shares	50,000,000 shares
High Income Fund Class A Shares	50,000,000 shares
High Income Fund Class B Shares	50,000,000 shares
High Income Fund Class C Shares	50,000,000 shares
High Income Fund Class Y Shares	50,000,000 shares
Large Cap Growth Fund Class A Shares	130,000,000 shares
Large Cap Growth Fund Class B Shares	50,000,000 shares
Large Cap Growth Fund Class C Shares	50,000,000 shares
Large Cap Growth Fund Class R Shares	50,000,000 shares
Large Cap Growth Fund Class Y Shares	50,000,000 shares
Limited-Term Bond Fund Class A Shares	50,000,000 shares
Limited-Term Bond Fund Class B Shares	50,000,000 shares
Limited-Term Bond Fund Class C Shares	50,000,000 shares
Limited-Term Bond Fund Class Y Shares	50,000,000 shares
Mid Cap Growth Fund Class A Shares	100,000,000 shares
Mid Cap Growth Fund Class B Shares	50,000,000 shares
Mid Cap Growth Fund Class C Shares	100,000,000 shares
Mid Cap Growth Fund Class R Shares	50,000,000 shares
Mid Cap Growth Fund Class Y Shares	50,000,000 shares
Money Market Fund Class A Shares	300,000,000 shares
Money Market Fund Class B Shares	40,000,000 shares
Money Market Fund Class C Shares	40,000,000 shares
Money Market Fund Class I Shares	20,000,000 shares
Money Market Fund Class II Shares	20,000,000 shares
Municipal Bond Fund Class A Shares	50,000,000 shares
Municipal Bond Fund Class B Shares	50,000,000 shares
Municipal Bond Fund Class C Shares	50,000,000 shares
Municipal Bond Fund Class Y Shares	50,000,000 shares
Science and Technology Fund Class A Shares	100,000,000 shares
Science and Technology Fund Class B Shares	50,000,000 shares
Science and Technology Fund Class C Shares	100,000,000 shares
Science and Technology Fund Class R Shares	50,000,000 shares
Science and Technology Fund Class Y Shares	50,000,000 shares
Small Cap Growth Fund Class A Shares	100,000,000 shares
Small Cap Growth Fund Class B Shares	50,000,000 shares
Small Cap Growth Fund Class C Shares	200,000,000 shares
Small Cap Growth Fund Class R Shares	50,000,000 shares
Small Cap Growth Fund Class Y Shares	100,000,000 shares

         FOURTH: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors hereby, in accordance with Sections 2-105 and 2-605(a)(4) of the Maryland General Corporation Law, redesignates and reclassifies the capital stock of the Corporation among the series of the Corporation, and classes thereof as follows:

Asset Strategy Fund Class A Shares	150,000,000 shares
Asset Strategy Fund Class B Shares	50,000,000 shares
Asset Strategy Fund Class C Shares	150,000,000 shares
Capital Appreciation Fund Class E Shares	50,000,000 shares
Capital Appreciation Fund Class I Shares	50,000,000 shares
Asset Strategy Fund Class Y Shares	50,000,000 shares
Capital Appreciation Fund Class A Shares	50,000,000 shares
Capital Appreciation Fund Class B Shares	50,000,000 shares
Capital Appreciation Fund Class C Shares	50,000,000 shares
Capital Appreciation Fund Class E Shares	50,000,000 shares
Capital Appreciation Fund Class I Shares	50,000,000 shares
Capital Appreciation Fund Class Y Shares	50,000,000 shares
Core Equity Fund Class A Shares	100,000,000 shares
Core Equity Fund Class B Shares	50,000,000 shares
Core Equity Fund Class C Shares	100,000,000 shares
Core Equity Fund Class E Shares	50,000,000 shares
Core Equity Fund Class I Shares	50,000,000 shares
Core Equity Fund Class Y Shares	50,000,000 shares
Energy Fund Class A Shares	50,000,000 shares
Energy Fund Class B Shares	50,000,000 shares
Energy Fund Class C Shares	50,000,000 shares
Energy Fund Class E Shares	25,000,000 shares
Energy Fund Class I Shares	25,000,000 shares
Energy Fund Class Y Shares	50,000,000 shares
High Income Fund Class A Shares	50,000,000 shares
High Income Fund Class B Shares	25,000,000 shares
High Income Fund Class C Shares	25,000,000 shares
High Income Fund Class E Shares	25,000,000 shares
High Income Fund Class I Shares	25,000,000 shares
High Income Fund Class Y Shares	50,000,000 shares
Large Cap Growth Fund Class A Shares	80,000,000 shares
Large Cap Growth Fund Class B Shares	50,000,000 shares
Large Cap Growth Fund Class C Shares	50,000,000 shares
Large Cap Growth Fund Class E Shares	25,000,000 shares
Large Cap Growth Fund Class I Shares	25,000,000 shares
Large Cap Growth Fund Class R Shares	50,000,000 shares
Large Cap Growth Fund Class Y Shares	50,000,000 shares
Limited-Term Bond Fund Class A Shares	50,000,000 shares
Limited-Term Bond Fund Class B Shares	25,000,000 shares
Limited-Term Bond Fund Class C Shares	50,000,000 shares
Limited-Term Bond Fund Class E Shares	25,000,000 shares
Limited-Term Bond Fund Class I Shares	25,000,000 shares
Limited-Term Bond Fund Class Y Shares	25,000,000 shares
Mid Cap Growth Fund Class A Shares	75,000,000 shares
Mid Cap Growth Fund Class B Shares	50,000,000 shares
Mid Cap Growth Fund Class C Shares	75,000,000 shares
Mid Cap Growth Fund Class E Shares	25,000,000 shares
Mid Cap Growth Fund Class I Shares	25,000,000 shares
Mid Cap Growth Fund Class R Shares	50,000,000 shares
Mid Cap Growth Fund Class Y Shares	50,000,000 shares
Money Market Fund Class A Shares	300,000,000 shares
Money Market Fund Class B Shares	40,000,000 shares
Money Market Fund Class C Shares	60,000,000 shares
Money Market Fund Class E Shares	20,000,000 shares
Municipal Bond Fund Class A Shares	50,000,000 shares
Municipal Bond Fund Class B Shares	50,000,000 shares
Municipal Bond Fund Class C Shares	50,000,000 shares
Municipal Bond Fund Class Y Shares	50,000,000 shares
Science and Technology Fund Class A Shares	75,000,000 shares
Science and Technology Fund Class B Shares	50,000,000 shares
Science and Technology Fund Class C Shares	75,000,000 shares
Science and Technology Fund Class E Shares	25,000,000 shares
Science and Technology Fund Class I Shares	25,000,000 shares
Science and Technology Fund Class R Shares	50,000,000 shares
Science and Technology Fund Class Y Shares	50,000,000 shares
Small Cap Growth Fund Class A Shares	75,000,000 shares
Small Cap Growth Fund Class B Shares	50,000,000 shares
Small Cap Growth Fund Class C Shares	175,000,000 shares
Small Cap Growth Fund Class E Shares	25,000,000 shares
Small Cap Growth Fund Class I Shares	25,000,000 shares
Small Cap Growth Fund Class R Shares	50,000,000 shares
Small Cap Growth Fund Class Y Shares	100,000,000 shares

         FIFTH: The aggregate number of shares of all classes of stock of the Corporation remains at Six Billion (6,000,000,000), the par value per share remains at $0.01 per share, and the aggregate par value of all authorized stock remains Sixty Million Dollars ($60,000,000). Except as provided in the foregoing Article FOURTH of these Articles of Amendment, the designation and aggregate number of shares of capital stock of each series and class that the Corporation is authorized to issue remain unchanged from those set forth in Article THIRD. All authorized shares that have not been designated or classified remain available for future designation and classification.

SIXTH: The amendments contained herein were approved by a majority of the Board of Directors of the Corporation and are limited to changes permitted by Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

SEVENTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

IN WITNESS WHEREOF, the undersigned Vice President of the Corporation hereby executes these Articles of Amendment on behalf of the Corporation this 29th day of November, 2006.
Ivy Funds, Inc.
(Corporate Seal)
/s/Kristen A. Richards
Kristen A. Richards, Vice President

Attest:	/s/Megan E. Bray
Megan E. Bray, Assistant Secretary

         The undersigned, Vice President of Ivy Funds, Inc. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

By:	/s/Kristen A. Richards
Kristen A. Richards, Vice President

The foregoing inaccuracy or defect in the document is corrected to read as follows:

         FOURTH: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors hereby, in accordance with Sections 2-105 and 2-605(a)(4) of the Maryland General Corporation Law, redesignates and reclassifies the capital stock of the Corporation among the series of the Corporation, and classes thereof as follows:

Asset Strategy Fund Class A Shares	150,000,000 shares
Asset Strategy Fund Class B Shares	50,000,000 shares
Asset Strategy Fund Class C Shares	150,000,000 shares
Asset Strategy Fund Class E Shares	50,000,000 shares
Asset Strategy Fund Class I Shares	50,000,000 shares
Asset Strategy Fund Class Y Shares	50,000,000 shares
Capital Appreciation Fund Class A Shares	50,000,000 shares
Capital Appreciation Fund Class B Shares	50,000,000 shares
Capital Appreciation Fund Class C Shares	50,000,000 shares
Capital Appreciation Fund Class E Shares	50,000,000 shares
Capital Appreciation Fund Class I Shares	50,000,000 shares
Capital Appreciation Fund Class Y Shares	50,000,000 shares
Core Equity Fund Class A Shares	100,000,000 shares
Core Equity Fund Class B Shares	50,000,000 shares
Core Equity Fund Class C Shares	100,000,000 shares
Core Equity Fund Class E Shares	50,000,000 shares
Core Equity Fund Class I Shares	50,000,000 shares
Core Equity Fund Class Y Shares	50,000,000 shares
Energy Fund Class A Shares	50,000,000 shares
Energy Fund Class B Shares	50,000,000 shares
Energy Fund Class C Shares	50,000,000 shares
Energy Fund Class E Shares	25,000,000 shares
Energy Fund Class I Shares	25,000,000 shares
Energy Fund Class Y Shares	50,000,000 shares
High Income Fund Class A Shares	50,000,000 shares
High Income Fund Class B Shares	25,000,000 shares
High Income Fund Class C Shares	25,000,000 shares
High Income Fund Class E Shares	25,000,000 shares
High Income Fund Class I Shares	25,000,000 shares
High Income Fund Class Y Shares	50,000,000 shares
Large Cap Growth Fund Class A Shares	80,000,000 shares
Large Cap Growth Fund Class B Shares	50,000,000 shares
Large Cap Growth Fund Class C Shares	50,000,000 shares
Large Cap Growth Fund Class E Shares	25,000,000 shares
Large Cap Growth Fund Class I Shares	25,000,000 shares
Large Cap Growth Fund Class R Shares	50,000,000 shares
Large Cap Growth Fund Class Y Shares	50,000,000 shares
Limited-Term Bond Fund Class A Shares	50,000,000 shares
Limited-Term Bond Fund Class B Shares	25,000,000 shares
Limited-Term Bond Fund Class C Shares	50,000,000 shares
Limited-Term Bond Fund Class E Shares	25,000,000 shares
Limited-Term Bond Fund Class I Shares	25,000,000 shares
Limited-Term Bond Fund Class Y Shares	25,000,000 shares
Mid Cap Growth Fund Class A Shares	75,000,000 shares
Mid Cap Growth Fund Class B Shares	50,000,000 shares
Mid Cap Growth Fund Class C Shares	75,000,000 shares
Mid Cap Growth Fund Class E Shares	25,000,000 shares
Mid Cap Growth Fund Class I Shares	25,000,000 shares
Mid Cap Growth Fund Class R Shares	50,000,000 shares
Mid Cap Growth Fund Class Y Shares	50,000,000 shares
Money Market Fund Class A Shares	300,000,000 shares
Money Market Fund Class B Shares	40,000,000 shares
Money Market Fund Class C Shares	60,000,000 shares
Money Market Fund Class E Shares	20,000,000 shares
Municipal Bond Fund Class A Shares	50,000,000 shares
Municipal Bond Fund Class B Shares	50,000,000 shares
Municipal Bond Fund Class C Shares	50,000,000 shares
Municipal Bond Fund Class Y Shares	50,000,000 shares
Science and Technology Fund Class A Shares	75,000,000 shares
Science and Technology Fund Class B Shares	50,000,000 shares
Science and Technology Fund Class C Shares	75,000,000 shares
Science and Technology Fund Class E Shares	25,000,000 shares
Science and Technology Fund Class I Shares	25,000,000 shares
Science and Technology Fund Class R Shares	50,000,000 shares
Science and Technology Fund Class Y Shares	50,000,000 shares
Small Cap Growth Fund Class A Shares	75,000,000 shares
Small Cap Growth Fund Class B Shares	50,000,000 shares
Small Cap Growth Fund Class C Shares	175,000,000 shares
Small Cap Growth Fund Class E Shares	25,000,000 shares
Small Cap Growth Fund Class I Shares	25,000,000 shares
Small Cap Growth Fund Class R Shares	50,000,000 shares
Small Cap Growth Fund Class Y Shares	100,000,000 shares

IN WITNESS WHEREOF, the undersigned Vice President of the Corporation hereby executes this Certificate of Correction on behalf of the Corporation this 4th day of January, 2007.

Ivy Funds, Inc.
(Corporate Seal)
/s/Kristen A. Richards
Kristen A. Richards, Vice President

Attest:	/s/Megan E. Bray
Megan E. Bray, Assistant Secretary

         The undersigned, Vice President of Ivy Funds, Inc. who executed on behalf of said Corporation the foregoing Certificate of Correction, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Certificate of Correction to be the act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

By:	/s/Kristen A. Richards
Kristen A. Richards, Vice President